Zurich American Life Insurance Company Administrative Office: PO Box 7728 Overland Park, KS 66207-0728 Telephone 877-301-5376 Fax 917-534-4606 ZURICHAMERICANLIFEINSURANCE.COM	September 3, 2014
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re: ZALICO Variable Annuity Separate Account
Commissioners:

Zurich American Life Insurance Company, on behalf of ZALICO Variable Annuity Separate Account (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 ( “Act”), mailed to its contract owners the semi-annual reports, for the period ended June 30, 2014 for each of the following underlying funds in which Registrant invests:

AIM Variable Insurance Fund (File No. 811-07452)
The Alger Portfolios (File No. 811-05550)
Dreyfus Investment Portfolios (File No. 811-08673)
Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044)
Deutsche Investments VIT Funds (File No. 811-07507)
Deutsche Variable Series I (File No. 811-04257)
Deutsche Variable Series II (File No. 811-05002)
Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)
Janus Aspen Series (File No. 811-07736)
PIMCO Variable Insurance Trust (File No. 811-08399)
We are also filing the cover letter that accompanied the semi-annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,
/s/ Juanita M. Thomas
Juanita M. Thomas
Senior Assistant General Counsel

Zurich American

Life Insurance Company

Administrative Office:

PO Box 7728

Overland Park, KS 66207-0728

Telephone 877-301-5376

Fax 917-534-4606

ZURICHAMERICANLIFEINSURANCE.COM

August 29, 2014

Dear Contract Owner:

Zurich American Life Insurance Company is pleased to continue with our customized process for producing and distributing semi-annual reports for the registered funds underlying the investment choices you have selected in your Destinations VA or Farmers VA I variable annuity contract.

Your customized semi-annual report is enclosed. The report provides an update on the relevant funds’ performance as of June 30, 2014. Fund performance does not take into account the fees charged by your contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your contract, please do not hesitate to call our Service Center at (800) 449-0523 (toll free).

Thank you for placing your variable annuity contract with us.

Sincerely,

Richard W. Grilli

Senior Vice President and Chief Operating Officer

Enclosure